Goodwill	12 Months Ended
Dec. 31, 2019
Goodwill
Goodwill

13.  Goodwill

At 1 January 2019 and 31 December 2018 (Predecessor)	1,121,138
Elimination of Predecessor goodwill arising from the acquisition of Chindex in 2014	(1,121,138)
Addition arising from the Business Combination (Note 23)	6,056,253
At 31 December 2019 (Successor)	6,056,253

Impairment testing of goodwill and intangible assets with indefinite lives

At 31 December 2019 (Successor)

Goodwill and brand with indefinite useful life acquired through the Business Combinations are allocated to the following CGUs for impairment testing:

•	Operating assets_Tier 1
•	Operating assets_Tier 2 and other assets
•	Expansion assets

The recoverable amounts of the CGUs above have been determined based on a value in use calculation using cash flow projections based on financial budgets covering a five-year period approved by management.  The discount rate applied to the cash flow projections is 12.0%.  The growth rate used to extrapolate the cash flows beyond the five-year period does not exceed the long-term average growth rate of the healthcare industry.

The carrying amount of goodwill and intangible assets with indefinite useful lives allocated to each of the CGUs are as follows:

	Operating	Operating	Expansion
	assets_Tier 1	assets_Tier 2	assets	Total
Carrying amount of goodwill	3,596,102	364,841	2,095,310	6,056,253
Carrying amount of brand with indefinite useful life	939,200	222,500	567,500	1,729,200

Assumptions were used in the value in use calculation of the CGUs at the end of 2019. The following describes each key assumption on which management has based its cash flow projections to undertake impairment testing of goodwill and intangible assets with indefinite useful lives:

Budgeted revenue and operating expenses – The basis used to determine budgeted revenue and operating expenses are the amounts in the year preceding the beginning of the budget period, which is adjusted over the budget period for anticipated efficiency improvements, and expected market development.

Discount rates – The discount rates used are before tax and reflect specific risks specific to each CGU, taking into consideration the time value of money and individual risks of the underlying assets that have not been incorporated in the cash flow estimates.

Growth rate estimates –Rates are estimated based on the PRC published inflation rate and external market data.

Management determined these key assumptions based on past performance and their expectations on market development.

At 31 December 2018 (Predecessor)

For impairment testing, goodwill and brand of the Predecessor were allocated to the consolidated Group, which was the sole operating segment and also represented the lowest level within the Group at which the goodwill and brand was monitored for internal management purposes. The recoverable amount of the consolidated group was determined based on value in use calculations.

These calculations use pre-tax cash flow projections based on financial budgets approved by management covering a five-year period. Cash flows beyond the five-year period are extrapolated using an estimated growth rate that does not exceed the long-term average growth rate for healthcare services. Other key assumptions applied in the impairment testing include the expected price of healthcare services, demand for the services, service costs and related expenses. Management determined these key assumptions based on past performance and their expectations on market development. Furthermore, the Group adopted a pre-tax rate of 13.1% that reflects specific risks related to the Group as the discount rate. Management believes that any reasonably possible change in any of these assumptions would not cause the carrying amount of the Group to exceed its recoverable amount.

Management are also of the view that, based on their assessment, there was no impairment in 2018 Predecessor Period.